Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 29, 2014	Dec. 29, 2013
Subsequent Events

(15) Subsequent Events

On June 30, 2014, the Company completed two acquisitions of 20 publications with a total purchase price of $15,849, which includes estimated working capital. The acquisitions include six daily, ten weekly publications, and four shoppers serving areas of Texas, Oklahoma, Kansas and Virginia with an aggregate circulation of approximately 54. The acquisitions were funded with $9,849 of cash and $6,000 from the Revolving Credit Facility.

On July 22, 2014, the Company entered into a definitive asset purchase agreement to purchase The Providence Journal with a total purchase price of $46,000. The acquisition will include one daily and two weekly publications serving areas of Rhode Island with a daily circulation of approximately 72 and 96 on Sunday and is anticipated to close before the end of the third quarter of 2014.

(24) Subsequent Events

Stock Option and Incentive Award Plan

On February 3, 2014, the Board of Directors (the “Board”) of New Media Investment Group Inc. (“New Media”) adopted the New Media Investment Group Inc. Nonqualified Stock Option and Incentive Award Plan (the “Incentive Plan”).

On the same date, the Board adopted a form of the New Media Investment Group Inc. Non-Officer Director Restricted Stock Grant Agreement (the “Form Grant Agreement”) to govern the terms of awards of restricted stock (“Restricted Stock”) granted under the Incentive Plan to directors who are not officers or employees of New Media (the “Non-Officer Directors”). The Form Grant Agreement provides for the grant of Restricted Stock that vests in equal annual installments on each of the first, second and third anniversaries of the grant date, subject to the Non-Officer Director’s continued service as a member of the Board, and immediate vesting in full upon his or her death or disability. If the Non-Officer Director’s service terminates for any other reason, all unvested shares of Restricted Stock will be forfeited. Any dividends or other distributions that are declared with respect to the shares of Restricted Stock will be paid to the Non-Officer Director at the time such shares vest. On March 14, 2014, a grant of restricted shares totaling 15,870 was made to the Company’s Non-Officer Directors.

Spin-off

On February 13, 2014, Newcastle completed the spin-off of the Company. On February 14, 2014 New Media became a separate, publicly traded company trading on the NYSE under the ticker symbol “NEWM”. As a result of the spin-off, the fees included in the Management Agreement with our Manager became effective.

Acquisition

On February 28, 2014, the Company completed its acquisition of five publications from Freedom Communications for an aggregate purchase price of $8,000. The acquisition includes two daily and three weekly publications serving Southern California with an aggregate circulation of approximately 56.

Interest Rate Swap Agreement

On February 25, 2014, the Company entered into an interest rate swap agreement with PNC Bank in the notional amount of $6,250. The agreement swaps one month LIBOR, includes a fixed rate of 1.5% and terminates on November 26, 2018.